Exhibit 99.A
                                AIRPLANES Group

                          Report to Certificateholders
                   All numbers in US$ unless otherwise stated

          Payment Date: 15 December, 1998.
          Calculation Date: 9 December, 1998.

(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

          -------------------------------------------------------------------------------------------------------------------------
                                                                  Prior Balance      Deposits       Withdrawals      Balance on
                                                                                                                   Calculation Date
          -------------------------------------------------------------------------------------------------------------------------
                                                                     9-Nov-98                                         9-Dec-98
          Lessee Funded Account                                              0.00             0.00           (0.00)           0.00
          Expense Account (note ii)                                    765,682.46    16,381,148.37  (13,000,146.10)   4,146,684.73
          Collection Account (note iii)                            216,099,064.32    41,531,765.87  (45,254,560.32) 212,376,269.87
          -------------------------------------------------------------------------------------------------------------------------
           -  Miscellaneous Reserve                                 40,000,000.00                                    40,000,000.00
           -  Maintenance Reserve                                   80,000,000.00                                    80,000,000.00
           -  Security Deposit                                      52,138,162.00                                    50,844,504.00
           -  Other Collections (net of interim withdrawals)        43,960,902.32                                    41,531,765.87
          -------------------------------------------------------------------------------------------------------------------------
                                                                 ------------------------------------------------------------------
          Total                                                    216,864,746.78    57,912,914.24  (58,254,706.42) 216,522,954.60
          -------------------------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
          ----------------------------------------------------------------------

          Balance on preceding Calculation Date (Nov 09,1998)          765,682.46
          Transfer from Collection Account (previous Payment Date)  16,362,212.28
          Transfer from Collection Account (interim deposit)                 0.00
          Interest Earned during period                                 18,936.09
          Payments during period between prior
          Calculation Date and the relevant Calculation Date:

           - Payments on previous Payment Date                      (2,682,467.23)
           - Other payments                                        (10,317,678.87)
                                                                  -----------------
          Balance on relevant Calculation Date (Dec 09, 1998)        4,146,684.73

          ----------------------------------------------------------------------

(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
          ----------------------------------------------------------------------

          Balance on preceding Calculation Date (Nov 09, 1998)     216,099,064.32
          Collections during period                                 41,470,171.08

          Swap receipts (previous Payment Date)                         61,594.79
          Transfer to Expense Account  (previous Payment Date)     (16,362,212.28)

          Transfer to Expense Account  (interim withdrawal)
          Net transfer to Lessee Funded Accounts

          Aggregate Certificate Payments (previous Payment Date)   (28,254,560.32)
          Swap payments (previous Payment Date)                       (637,787.72)

                                                                   ---------------
          Balance on relevant Calculation Date (Dec 09, 1998)      212,376,269.87

          ----------------------------------------------------------------------

================================================================================
                 ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS

            Priority of Payments

         (i)Required Expense Amount                                  17,694,315.27
        (ii)a) Class A Interest                                      10,081,195.00
            b) Swap Payments                                            952,369.46
       (iii)First Collection Account Top-up                         120,000,000.00
        (iv)Minimum Hedge Payment                                             0.00
         (v)Class A Minimum Principal                                         0.00
        (vi)Class B Interest                                          1,541,474.71
       (vii)Class B Minimum Principal                                 1,061,882.83
      (viii)Class C Interest                                          2,502,814.06
        (ix)Class D Interest                                          3,625,000.00
         (x)Second Collection Account Top-up                         50,404,232.00
        (xi)Class A Principal Adjustment Amount                               0.00
       (xii)Class C Scheduled Principal                                 975,000.00
      (xiii)Class D Scheduled Principal                                       0.00
       (xiv)Modification Payments                                             0.00
        (xv)Soft Bullet Note Step-up Interest                                 0.00
       (xvi)Class E Minimum Interest                                    492,684.17
      (xvii)Supplemental Hedge Payment                                        0.00
     (xviii)Class B Supplemental Principal                                    0.00
       (xix)Class A Supplemental Principal                            7,191,987.10
        (xx)Class D Outstanding Principal                                     0.00
       (xxi)Class C Outstanding Principal                                     0.00
      (xxii)Class E Supplemental Interest                                     0.00
     (xxiii)Class B Outstanding Principal                                     0.00
      (xxiv)Class A Outstanding Principal                                     0.00
       (xxv)Class E Accrued Unpaid Interest                                   0.00
      (xxvi)Class E Outstanding Principal                                     0.00
     (xxvii)Charitable Trust                                                  0.00
                                                               -------------------
Total Payments with respect to Payment Date                         216,522,954.60
      Less Collection Account Top-Ups ((iii) and (x)above)         (170,404,232.00)
                                                               ===================
                                                                     46,118,722.60
                                                               ===================

================================================================================

(iv) PAYMENT ON THE CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES                              A-4              A-6              A-7              A-8         Class B
     --------------------------
     Applicable LIBOR                                   5.27781%         5.27781%         5.27781%         5.27781%        5.27781%
     Applicable Margin                                  0.62000%         0.34000%         0.26000%         0.37500%        0.75000%
     Applicable Interest Rate                           5.89781%         5.61781%         5.53781%         5.65281%        6.02781%
     Interest Amount Payable                          950,202.72     3,489,878.04     2,453,557.49     3,187,556.75    1,541,474.71
     Step Up Interest Amount                                0.00             0.00             0.00             0.00            0.00

     Opening Principal Balance                    200,000,000.00   771,165,702.88   550,000,000.00   700,000,000.00  317,454,401.48
     Minimum Principal Payment Amount                       0.00             0.00             0.00             0.00    1,061,882.83
     Adjusted Principal Payment Amount                      0.00             0.00             0.00             0.00            0.00
     Supplemental Principal Payment Amount                  0.00     7,191,987.10             0.00             0.00            0.00
     Total Principal Distribution Amount                    0.00     7,191,987.10             0.00             0.00    1,061,882.83
     Redemption Amount
      - amount allocable to principal                       0.00             0.00             0.00             0.00            0.00
      - premium allocable to premium                        0.00             0.00             0.00             0.00            0.00
                                                  ----------------------------------------------------------------------------------
     Outstanding Principal Balance (Dec 15,1998)  200,000,000.00   763,973,715.78   550,000,000.00   700,000,000.00  316,392,518.65
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES                                Class C          Class D
     Applicable Interest Rate                               8.1500%         10.8750%
     Interest Amount Payable                           2,502,814.06     3,625,000.00

     Opening Principal Balance                       368,512,500.00   400,000,000.00
     Scheduled Principal Payment Amount                  975,000.00             0.00
     Redemption Amount
      - amount allocable to principal                          0.00             0.00
      - amount allocable to premium                            0.00             0.00
     Actual Pool Factor                                   0.9801000        1.0000000
                                                  -----------------------------------
     Outstanding Principal Balance (Dec 15, 1998)    367,537,500.00   400,000,000.00
-------------------------------------------------------------------------------------

Table of rescheduled Pool Factors                               n/a              n/a
  in the event of a partial redemption

(v) FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)

--------------------------------------------------------------------------------------------------------
                                               A-4       A-6         A-7            A-8       Class B

Applicable LIBOR                          5.53547%    5.53547%    5.53547%       5.53547%      5.53547%
Applicable Margin                         0.62000%    0.34000%    0.26000%       0.37500%      0.75000%
Applicable Interest Rate                  6.15547%    5.87547%    5.79547%       5.91047%      6.28547%
--------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                              A-4         A-6         A-7           A-8      Class B

Opening Principal Amount                  2,000.00    7,711.66    5,500.00      7,000.00     3,174.54
Total Principal Payments                      0.00       71.92        0.00          0.00        10.62
                                         -------------------------------------------------------------
Closing Outstanding Principal Balance     2,000.00    7,639.74    5,500.00      7,000.00     3,163.93

Total Interest                                9.50       34.90       24.54         31.88        15.41
Total Premium                                 0.00        0.00        0.00          0.00         0.00
------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------

(b)  FIXED RATE CERTIFICATES

                                             Class C           Class D

Opening Principal Amount                    3,685.13          4,000.00
Total Principal Payments                        9.75              0.00
                              -----------------------------------------
Outstanding Principal Balance               3,675.38          4,000.00

Total Interest                                 25.03             36.25
Total Premium                                   0.00              0.00

-----------------------------------------------------------------------